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                                                                       EXECUTION

                          COLLATERAL ACCOUNT AGREEMENT

         THIS COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is dated as of June 6, 1996 and entered into by and between BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("Pledgor"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY ("CIBC-NYA"), as agent for and representative of (in such capacity herein called "Collateral Agent") Secured Parties referred to below.

                             PRELIMINARY STATEMENTS

         A. Benedek Broadcasting Corporation, a Delaware corporation and wholly owned subsidiary of Pledgor ("Company"), and Pledgor have entered into a Credit Agreement, dated as of June 6, 1996 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), with the financial institutions listed therein ("Lenders"), Pearl Street L.P., as Arranging Agent, Goldman, Sachs & Co., as Syndication Agent, and CIBC-NYA, as Administrative Agent and Collateral Agent, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

         B. Company has entered into that certain Indenture, dated as of March 1, 1995 (said Indenture, as amended, supplemented, or otherwise modified from time to time, being the "Existing Senior Note Indenture"), with Benedek Broadcasting Company, L.L.C., a Delaware limited liability company and subsidiary of Company, and The Bank of New York, as trustee, pursuant to which Company has issued $135,000,000 aggregate principal amount of 11-7/8% Senior Secured Notes due 2005 (the "Existing Senior Notes").

         C. Company may from time to time enter into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with or one or more Lenders or Affiliates of Lenders (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement.

         D. Pledgor has executed and delivered that certain Guaranty, dated as of June 6, 1996 (said Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty"), in favor of Collateral Agent for the benefit of (i) Agents and Lenders, (ii) the holders of the Existing Senior Notes ("Noteholders") and (iii) any Interest Rate Exchangers (each of Agents, Lenders and Interest Rate Exchangers is hereinafter referred to as a "Secured Party" and collectively, as "Secured Parties"), pursuant to which Pledgor has guarantied the prompt payment and performance when due of all obligations of Company



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under the Credit  Agreement,  the Notes and the other Loan Documents,  under the
Existing Senior Note Indenture and the Existing Senior Notes, and under the Lender Interest Rate Agreements (including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof).

         E. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgor secure its obligations under the Guaranty with respect to Company's obligations under the Credit Agreement, the Notes and the other Loan Documents and under the Lender Interest Rate Agreements as provided in this Agreement. It is specifically intended that this Agreement not secure Pledgor's obligations under the Guaranty with respect to Company's obligations under the Existing Senior Notes or Existing Senior Note Indenture.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the initial Loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Collateral Agent as follows:

SECTION 1. Certain Definitions.

         The following terms used in this Agreement shall have the following meanings:

         "Collateral" means (i) the Collateral Account, (ii) all amounts on deposit from time to time in the Collateral Account, (iii) all Investments, including all securities (whether certificated or uncertificated), instruments, accounts, general intangibles, and deposits representing any Investments, (iv) all interest, dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral, and (v) to the extent not covered by clauses (i) through (iv) above, all proceeds of any or all of the foregoing Collateral.

         "Collateral Account" means the restricted deposit account established and maintained with Depository Institution pursuant to Section 2(a) of the Third-Party Account Agreement.

         "Depository Institution" means the financial institution identified as "Depository Institution" in the Third-Party Account Agreement.

         "Event of Default" means (i) an Event of Default (as defined under the Credit Agreement) or (ii) the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement.



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         "Investments"  means those  investments made by Depository  Institution with amounts on deposit in the Collateral Account pursuant to Section 4 of the Third-Party Account Agreement.

         "Permitted Investments" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within 60 days after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than 60 days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within 60 days after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i), (ii) and (iii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

         "Secured Obligations" means all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty (and all extensions or renewals thereof) with respect to the obligations of Company under the Credit Agreement, the Notes and the other Loan Documents and under the Lender Interest Rate Agreements (but excluding Pledgor's obligations under the Guaranty with respect to the obligations of Company under the Existing Senior Notes and Existing Senior Note Indenture), whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement.


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         "Third-Party   Account   Agreement"   means  the  Third-Party   Account
Agreement, substantially in the form of Annex A hereto, entered into by and among Pledgor, Collateral Agent and Depository Institution, as such Third-Party Account Agreement may be amended, supplemented or otherwise modified from time to time.

SECTION 2. Establishment and Operation of Collateral Account.

         (a) On the date hereof, in accordance with the terms of the Third-Party Account Agreement, Pledgor shall establish with Depository Institution at its office at 501 Seventh Street, Rockford, Illinois 61104, as a blocked account in the name of Collateral Agent and Pledgor but under the sole dominion and control of Collateral Agent, a restricted deposit account designated as "Canadian Imperial Bank of Commerce, New York Agency - Benedek Communications Corporation Collateral Account".

         (b) The Collateral Account shall be operated, and all Investments shall be purchased and registered or held (as applicable), in accordance with the terms of the Third- Party Account Agreement.

         (c) Collateral Agent shall be fully protected and shall suffer no liability in acting in accordance with any written instructions reasonably believed by it to have been given by Pledgor with respect to any aspect of the operation of the Collateral Account (including any such instructions relating to any Investments of any amounts on deposit therein).

         (d) Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

SECTION 3. Pledge of Security for Secured Obligations.

         Pledgor hereby pledges and assigns to Collateral Agent, and hereby grants to Collateral Agent a security interest in, all of Pledgor's right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 'SS'.362(a)), of all Secured Obligations. All amounts at any time held in the Collateral Account shall be held in the name of Pledgor and of Collateral Agent, for the benefit of Secured Parties, as collateral security for the Secured Obligations upon the terms and conditions set forth herein and in the Third-Party Account Agreement.



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SECTION 4. Investment of Amounts in the Collateral Account.

         (a) Funds held by Depository Institution in the Collateral Account shall not be invested or reinvested except as provided in this Section 4 or in the Third-Party Account Agreement.

         (b) So long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Collateral Agent shall instruct Depository Institution to invest and reinvest funds on deposit in the Collateral Account in Permitted Investments, upon receipt from time to time by Depository Institution (with a copy to Collateral Agent) of, and in accordance with, appropriate written instructions from Pledgor.

         (c) So long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Collateral Agent shall instruct Depository Institution to sell any investment that Pledgor instructs Collateral Agent to sell in writing. In addition, Pledgor agrees that Collateral Agent may sell or cause the sale of any Investment and, if appropriate, instruct Depository Institution to transfer the proceeds of such sale or any other cash on deposit in the Collateral Account to an account established in Collateral Agent's name, in either case (i) if such sale or transfer is necessary to permit Collateral Agent to perform its duties under this Agreement or the Credit Agreement or (ii) as otherwise provided in Section 11.

SECTION 5. Representations and Warranties.

         Pledgor represents and warrants as follows:

         (a) Ownership of Collateral. Pledgor is (or at the time of transfer thereof to Depository Institution will be) the legal and beneficial owner of the Collateral from time to time transferred by Pledgor to Depository Institution, free and clear of any Lien except for the security interest created by this Agreement, the BCC Security Agreement and the Third-Party Account Agreement.

         (b) Perfection. The pledge and assignment of the Collateral pursuant to this Agreement and the Third-Party Account Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

         (c) Other Information. All information heretofore, herein or hereafter supplied to Collateral Agent or Depository Institution by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all respects.


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SECTION 6. Further Assurances.

         Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or by the Third-Party Account Agreement or to enable Collateral Agent or Depository Institution to exercise and enforce its rights and remedies hereunder or under the Third-Party Account Agreement with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and by the Third-Party Account Agreement and (b) at Collateral Agent's request, appear in and defend any action or proceeding that may affect Pledgor's beneficial title to or Collateral Agent's security interest in all or any part of the Collateral.

SECTION 7. Transfers and Other Liens.

         Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement, the BCC Security Agreement and the Third-Party Account Agreement.

SECTION 8. Collateral Agent Appointed Attorney-In-Fact.

         Pledgor hereby irrevocably appoints Collateral Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement or the Third-Party Account Agreement, including without limitation:

         (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor to the extent permitted by applicable law;

         (b) upon the occurrence and during the continuation of an Event of Default, to file, or cause to be filed, to the extent permitted by law, such applications for approval and to take all other and further actions required to obtain any approvals or consents from the FCC required for the exercise of any right or remedy hereunder; and



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         (c)  to  receive,   endorse  and  collect  any   instruments  or  other
Investments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

SECTION 9. Collateral Agent may Perform.

         If Pledgor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor under Section 13.

SECTION 10. Standard of Care.

         (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral, it being understood that Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Collateral Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (iii) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, (iv) initiating any action to protect the Collateral against the possibility of a decline in market value, (v) any loss resulting from Investments made, held or sold pursuant to Section 4, except for a loss resulting from Collateral Agent's gross negligence or willful misconduct in complying with Section 4, or (vi) determining (1) the correctness of any statement or calculation made by Pledgor in any written or telex (tested or otherwise) instructions or (2) whether any deposit in the Collateral Account is proper. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property of like kind. In addition to the foregoing and without limiting the generality thereof, Collateral Agent shall not be responsible for any actions or omissions of Depository Institution.

         (b) Neither Collateral Agent nor any Secured Party shall be liable to Pledgor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is an any way related to (1) any exercise by Collateral Agent or any Secured Party of any right or remedy under this Agreement or (2) any other act of or failure to act by Collateral Agent or any Secured Party, except to the extent that the same shall be determined by a final judgment of a court of competent jurisdiction that is final and not subject to review on appeal, to be the result


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of acts or  omissions  on the part of  Collateral  Agent or such  Secured  Party constituting gross negligence or willful misconduct.

         (c) NO CLAIM MAY BE MADE BY PLEDGOR AGAINST COLLATERAL AGENT, ANY SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 11. Remedies.

         (a) If an Event of Default shall have occurred and be continuing, Collateral Agent may instruct Depository Institution to (i) sell any of the Collateral, (ii) transfer any or all of the Collateral to an account established in the name of Collateral Agent (whether at Collateral Agent or Depository Institution or otherwise), or (iii) register title to any Collateral in the name of Collateral Agent or one of its nominees or agents, without reference to any interest of Pledgor.

         (b) If an Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by



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applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor hereby agrees that the Collateral is of a type customarily sold on recognized markets and, accordingly, that no notice to any Person is required prior to any sale of any of the Collateral pursuant to the terms of this Agreement; provided that, without prejudice to the foregoing, Pledgor agrees that, to the extent notice of any such sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (c) Notwithstanding anything to the contrary set forth herein, Collateral Agent, on behalf of Secured Parties, agrees that to the extent prior FCC approval is required pursuant to the Communications Act for (i) the operation and effectiveness of any grant, right or remedy hereunder or under the other Loan Documents or (ii) taking any action that may be taken by Collateral Agent hereunder or under the other Loan Documents, such grant, right, remedy or action will be subject to such prior FCC approval having been obtained by or in favor of Collateral Agent, on behalf of Secured Parties (and Pledgor will use its best efforts to obtain any such approval as promptly as possible). Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default and at Collateral Agent's request, Pledgor will, and will cause its Subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other further actions required by Collateral Agent to obtain such Governmental Authorizations as are necessary to transfer ownership and control to Collateral Agent on behalf of Secured Parties, or their successors or assigns, of the FCC Licenses held by it or its Subsidiaries, or its interest in any Person holding any such FCC License. To enforce the provisions of this Section 11(c), Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC an involuntary transfer of control of any FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Pledgor hereby agrees to authorize, and to cause each of its Subsidiaries to authorize, such an involuntary transfer of control upon the request of the receiver so appointed, and, if Pledgor shall refuse to authorize or cause any of its Subsidiaries so to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuation of an Event of Default, Pledgor shall further use its best efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated by this Agreement or the other Loan Documents, including, without limitation, preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control necessary or appropriate under FCC Regulations for approval of the transfer or assignment of any portion of the Collateral, together with any FCC License or other authorization. Pledgor acknowledges that the assignment or transfer of FCC Licenses is integral to the Secured Parties' realization of value for the Collateral, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of this Section 11(c) and that such



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failure would not be adequately  compensable  in damages,  and therefore  agrees that the agreements contained in this Section 11(c) may be specifically enforced.

         Notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents, none of Collateral Agent nor any Secured Party shall, without first obtaining the approval of the FCC, take any action pursuant to this Agreement, the Credit Agreement or any other Loan Document which would constitute or result in any acquisition or transfer of ownership of Pledgor or its assets, assignment of any FCC License or any change of control of Pledgor or any other Person if such assignment, acquisition, transfer or change in control would require, under existing law (including FCC Regulations), the prior approval of the FCC.

SECTION 12. Application of Proceeds.

         Except as expressly provided elsewhere in this Agreement, all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

SECTION 13. Indemnity and Expenses.

         (a) Pledgor agrees to indemnify Collateral Agent and each Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Collateral Agent's or such Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Pledgor shall pay to Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Collateral Agent hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

         (c) The obligations of Pledgor under this Section 13 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement.

SECTION 14. Continuing Security Interest; Transfer of Loans.

         This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not


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yet arisen) and the  cancellation  or  termination  of the  Commitments,  (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 9.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen) and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Collateral Agent shall, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.


SECTION 15. Collateral Agent.

         (a) Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders under the Credit Agreement. The Interest Rate Exchangers, by their acceptance of the benefits hereunder, hereby appoint Collateral Agent to act as Collateral Agent hereunder in accordance with the provisions of
Section 8 of the Credit Agreement, including without limitation, the provisions of subsection 8.2 of the Credit Agreement, and the Interest Rate Exchangers further hereby agree to indemnify Collateral Agent on a ratable basis in accordance with subsection 8.4 of the Credit Agreement. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Agreement and the Credit Agreement.

         (b) Collateral Agent shall at all times be the same Person that is Collateral Agent under the Credit Agreement. Written notice of resignation by Collateral Agent pursuant to subsection 8.5 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Collateral Agent pursuant to subsection 8.5 of the Credit Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to subsection 8.5 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent under subsection 8.5 of the Credit Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums held by Collateral Agent hereunder (which shall be deposited in a new Collateral Account established and maintained by such successor Collateral Agent), together with all records and other



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documents  necessary or  appropriate in connection  with the  performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

SECTION 16. Amendments; Etc.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 17. Notices.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Collateral Agent shall not be effective until received. For purposes hereof the address of each party shall be as set forth under such party's name on the signature pages hereof or of the Credit Agreement or such other address as shall be designated by such party in a written notice delivered to the other party hereto.

SECTION 18. Severability.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 19. Headings.



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         Section and subsection  headings in this Agreement are included  herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20. Governing Law; Terms.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 21. Counterparts.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]


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         IN WITNESS  WHEREOF,  Pledgor  and  Collateral  Agent have  caused this
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       BENEDEK COMMUNICATIONS
                                         CORPORATION

                                       By: /s/ Ronald L. Lindwall
                                           ------------------------------------
                                           Ronald L. Lindwall
                                           Senior Vice President - Finance,
                                           Chief Financial Officer and Treasurer

                                       CANADIAN IMPERIAL BANK OF
                                         COMMERCE, NEW YORK AGENCY,

                                       as Collateral Agent

                                       By: /s/ Martin W. Friedman
                                           ------------------------------------
                                           Martin W. Friedman
                                           Authorized Signatory



                                      S-1

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